Ex. 10.22



                               SECURITY AGREEMENT

     SECURITY AGREEMENT, made as of the 10th day of October, 2001, by IMPLANT SCIENCES CORPORATION, a Massachusetts corporation ("Grantor"), in favor of
                                                         -------
CARDIOTECH  INTERNATIONAL,  INC.,  a  Massachusetts  corporation  ("Grantee").
                                                                    -------

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, on the date hereof, Grantee is making a loan to Grantor, in the principal amount of up to FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) (the "Loan"), which is evidenced by a term grid note of even date herewith, in the principal amount of up to FIVE HUNDRED THOUSAND DOLLARS ($500,000.00) made by Grantor in favor of Grantee (the "Note") and secured by and entitled to the
                                       ----
benefits of, among other things, (i) a Credit Line Letter, dated as of the date hereof, executed by Grantor and Grantee (the "Loan Agreement"), (ii) this
                                                     ---- ---------
Security Agreement, and (iii) a Guaranty, dated as of the date hereof, executed by Anthony J. Armini in favor of Grantee;

     WHEREAS, it is a condition precedent to the execution and the delivery of the Loan Agreement by Grantee and the making of the Loan by Grantee that Grantor shall have executed and delivered to Grantee a security agreement securing the obligations of Grantor to Grantee under the Loan Agreement, the Note and other documents relating to the Loan (collectively, the "Loan Documents");
                                                          ---------------

     WHEREAS, as an inducement to Grantee to the execution and the delivery of the Loan Agreement by Grantee and the making of the Loan by Grantee, Grantor has agreed to enter into this Agreement.

     NOW, THEREFORE, in consideration of the premises and the agreements herein and in order to induce Grantee to make and maintain the Loan, Grantor, intending to be legally bound, hereby agrees with Grantee as follows:

SECTION 1.     Definitions.  Reference is hereby made to the Loan Agreement, the
               -----------
Note and the other Loan Documents for a statement of the terms thereof. All terms used in this Agreement which are defined in Article 9 of the Uniform Commercial Code (the "UCC") currently in effect in the Commonwealth of
                         ---
Massachusetts and which are not otherwise defined herein shall have the same meanings as set forth therein. All capitalized terms used and not defined herein or in the UCC shall have the meanings ascribed to them in the Loan Agreement.

SECTION  2.     Grant  of  Security Interest.  As collateral security for all of
                ----------------------------
the Obligations (as defined in Section 3 hereof), Grantor hereby pledges and assigns to Grantee, and grants to Grantee a continuing security interest in, all personal property and fixtures of such Grantor, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired, of every kind and description, tangible or intangible (the "Collateral"), including, without
                                                ----------
limitation,  the  following:

(a) all of Grantor's right, title and interest in and to all equipment of any kind, wherever located and whether now or hereafter existing and whether now owned or hereafter acquired and all parts there-of and accessions thereto being (collectively, the "Equipment");
                      ---------

(b) all of Grantor's right, title and interest in and to all inventory of any kind, in all of its forms, wherever located and whether now or hereafter existing and whether now owned or here-after acquired, and raw materials and works in process therefor, finished goods thereof, and materials used or consumed in the manufacture or production thereof (including, without limitation, goods in which Grantor has an interest in mass or a joint or other interest or right of any kind), and goods which are returned to or repossessed by Grantor, and all accessions thereto, products thereof and documents therefor (any and all such inventory, accessions, products and documents being herein-after collectively referred to as the "Inventory");
                                                    ---------

(c) all of Grantor's right, title and interest in and to all accounts, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale or lease of goods or the rendering of services located at the premises or other facilities owned by Grantor or otherwise, including, without limitation, all rights now or hereafter existing and securing or otherwise relating to any such accounts (collectively, "Accounts");

(d) all of Grantor's right, title and interest in and to (i) all contract rights, chattel paper, instruments, documents, general intangibles and other rights or obligations of any kind, whether now or hereafter existing and whether now owned or hereafter acquired, arising out of or in connection with the sale or lease of goods or the rendering of services located at the premises or other facilities owned by Grantor or otherwise, including, without limitation, (i) all rights relating to the performance by or for Grantor of management, advisory, consulting or other similar services, (ii) all rights relating to the sale or other transfer of property to, or the construction, renovation or other improvement of property by or for, Grantor or any of its affiliates, (iii) all rights relating to any partnership in which Grantor has any interest as a general or limited partner or otherwise, including all moneys due from time to time in respect thereof, and (iv) all rights relating to any lease to which Grantor is a party as lessee or lessor, including all moneys due from time to time in respect thereof, and (v) all rights now or hereafter existing in and to all security agreements, leases and other contracts, now or hereafter existing and securing or otherwise relating to any such contract rights, chattel paper, instruments, documents, general intangibles or other rights or obligations (any and all such contract rights, chattel paper, instruments, documents, general intangibles and rights and obligations being hereinafter collectively referred to as the "General Intangibles";
              --------------------

(e) all patents, patent registrations, patent applications pending, trademarks, trademark registrations, trademark applications pending, service marks, service mark registrations, service mark applications pending, processes, formulas, royalties, licenses, sublicenses, rights, trade secrets and other intellectual property held or hereafter acquired by Grantor including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or any similar governmental agency in any foreign country (which Grantor has adopted and used and is using or hereafter acquires


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
or under which Grantor is licensed), as well as all other trademarks, tradenames, fictitious business names, business names, company names, business identifiers, prints, labels, trade styles and service marks not registered, and trade dresses, including logos and/or designs, (all the foregoing being referred to herein collectively as the "Marks"), together with the registrations and
                                    -----
right to all renewals, reissues and extensions thereof, the goodwill of the business of Grantor symbolized by the Marks, and any and all causes of action which may exist by reason of infringement or dilution thereof, or injury to the associated goodwill, with the right to sue for and collect said damages and the right to collect all royalties under any license agreements with respect to any such Marks;

(f) all copyrights, copyright registrations and copyright applications now held or hereafter acquired by Grantor, including, without limitation, any United States copyrights to which Grantor now or hereafter has an interest (all the foregoing being referred to herein collectively as the "Copyrights");
                                                                ----------

(g) all software and source codes and documentations and other rights relating thereto now held or hereafter acquired by Grantor (collectively, "Software");
----------

(h) all proceeds of any and all of the foregoing Collateral in whatever form and, to the extent not otherwise included, all payments under insurance (whether or not Grantee is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral;

in each case, howsoever Grantor's interest therein may arise or appear (whether by ownership, security interest, claim or otherwise).

SECTION  3.     Security  for Obligations.  The security interest created hereby
                -------------------------
in the Collateral constitutes continuing collateral security for all of the following obligations, whether now existing or hereafter incurred (the "Obligations"):
------------

(a) the prompt payment by Grantor, as and when due and payable, of all amounts from time to time owing by it hereunder or in respect of the Note, the Loan Agreement and the other Loan Documents; and

(b) the due performance and observance by Grantor of all of its obligations from time to time existing in respect of this Agreement and the other Loan Documents.

SECTION 4.     Representations and Warranties.  Grantor represents and warrants
               ------------------------------
to Grantee as follows:

(a) Grantor (i) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, and (ii) has all necessary licenses, authorizations, registrations, permits and approvals and all requisite corporate power and authority, to own its properties and carry on its business as presently conducted. Grantor is duly qualified as a foreign corporation and is in good standing in such states or jurisdictions in which the business conducted by it and the location of its assets require it to qualify as a foreign corporation.


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
(b) The execution, delivery and performance by Grantor of this Agreement and of the other Loan Documents (i) do not and will not violate any provision of any applicable law or regulation or of any order, writ, judgment, injunction or decree of the United States, the Commonwealth of Massachusetts or any political subdivision thereof, or any agency, department, commission, board, bureau or instrumentality which exercises or claims to have jurisdiction over Grantor or any of its properties, (ii) do not and will not violate any provision of the charter or By-Laws of Grantor, (iii) will not violate, be in conflict with, or result in a breach of or constitute (with or without the giving of notice or the passage of time or both) a default under any material indenture, agreement, or other instrument to which Grantor is a party or by which Grantor or any of its properties or assets are or may be bound, and (iv) except as otherwise contemplated by the Loan Documents, will not result in the creation or imposition of any lien, charge or encumbrance upon, or any security interest in, any of Grantor's properties or assets.

(c) Grantor has all requisite corporate power and authority, and has taken all necessary corporate action to authorize, execute, deliver and perform this Agreement and the other Loan Documents. Each of this Agreement and the other Loan Documents has been duly executed and delivered by Grantor and is a legal, valid and binding obligation of Grantor, enforceable against Grantor in accordance with its terms.

(d) Grantor has previously delivered to Grantee (i) resolutions of the Board of Directors of Grantor, certified by its secretary, authorizing the execution and delivery of this Agreement and any other Loan Documents and the transactions contemplated hereby and thereby, and such resolutions are in full force and effect and have not been modified, amended or rescinded and (ii) Granto's charter documents certified by the Secretary of the Commonwealth of Massachusetts and Grantor's secretary, and By-Laws of Grantor certified by its secretary, all of which are in full force and effect and have not been modified, amended or rescinded.

(e) None of the Accounts is evidenced by a promissory note or other instrument. Set forth as Schedule I hereto is a complete and correct list of
                          ----------
each trade name used by Grantor.

(f) Grantor has delivered to Grantee complete and correct copies of all written contracts of Grantor included in the Collateral, all as described in
Schedule  II  hereto,  including  all schedules and exhibits thereto.  Each such
------------
contract sets forth the entire agreement and understanding of the parties thereto relating to the subject matter thereof, and there are no other agreements, arrangements or understandings, written or oral, relating to the matters covered thereby or the rights of Grantor or any of its affiliates in respect thereof. Each such contract now existing is, and each other such Contract will be, the legal, valid and binding obligation of the parties thereto, enforceable against such parties in accordance with its terms. No default thereunder by any such party has occurred, nor does any defense, offset, deduction or counter-claim exist thereunder in favor of any such party.

(g) Grantor is and will be at all times the owner of its respective Collateral free and clear of any lien except for (i) the security interest created by this Agreement and (ii) the security interests and other en-cumbrances described in Schedule III hereto. No effective financing
                              -------------
statement or other instrument similar in effect covering all or any part of the


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
Collateral is on file in any recording or filing office except (i) such as may have been filed in favor of Grantee relating to this Agreement and (ii) such as may have been filed to perfect or protect any security interest or encumbrance described in Schedule III hereto.
               -------------

(h)     Except  as  set forth in Schedule IV hereto, there are not, in any court
                                 -----------
or before any arbitrator of any kind or before or by any governmental or non-governmental body, any actions, suits or proceedings, pending or threatened (nor, to the knowledge of Grantor, is there any basis therefor) against or in any other way relating to or affecting (i) this Agreement or any other Loan Document, or (ii) Grantor or the assets or properties of Grantor.

(i) No (a) consent, approval or authorization of, or registration, declaration or filing with any governmental authority, or (b) consent, approval or authorization (other than from Citizens Bank is required is required from any other person or entity, in connection with or as a condition precedent to the due and valid execution and delivery by Grantor of the Loan Documents to which it is a party, the performance of its obligations hereunder, or to the legality, validity, binding effect, performance or enforceability of any of the respective terms, provisions or conditions thereof.

(j) This Agreement creates a valid security interest in favor of Grantee in the Collateral as security for the Obligations. Grantee's having pos-session of all instruments and cash constituting Collateral from time to time and the filing of the financing statements required to be filed results in the perfection of such security interest. Such security interest is, or in the case of Collateral in which a Grantor obtains rights after the date hereof, will be, a perfected, second priority security interest, subject only to the security interests and other encumbrances of Citizens Bank. Such filings and all other action necessary or desirable to perfect and protect such security interest have been duly taken, except for Grantee's having possession of instruments and cash constituting Collateral after the date hereof.

(k) Neither this Agreement, any Loan Document, the exhibits and schedules hereto and thereto, nor any certificate or document furnished by Grantor, hereunder or thereunder, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact which Grantor has not disclosed to Grantee in writing which would have an adverse effect that is material to the business, assets, condition or operations (financial or otherwise) or prospects of Grantor.

(l) Grantor owns or is licensed to use all Marks that it uses. Grantor is not aware of any third party claim that any aspect of Grantor's present or contemplated business operations infringes or will infringe any Mark.

(m) Grantor owns or is licensed to practice under all Copyrights that it now owns, uses or practice under. Grantor is not aware of any third party claim that any aspect of Grantor's present or contemplated business operations infringes or will infringe any Copyright.


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
(n) Grantor owns or is licensed to practice under all Software that it now owns, uses or practice under. Grantor is not aware of any third party claim that any aspect of Grantor's present or contemplated business operations infringes or will infringe any Software.

SECTION  5.     Covenants  as  to  the  Collateral.  So  long  as  any  of  the
                ----------------------------------
Obligations shall remain outstanding, unless Grantee shall otherwise consent in writing:

(a)     Further  Assurances.  Grantor  will at its expense, at any time and from
        -------------------
time to time, promptly execute and deliver all further instruments and documents and take all further action that may be necessary or desirable or that Grantee may request in order to (i) fully perfect and protect the security interest purported to be created hereby, (ii) enable Grantee to exercise and enforce its rights and remedies hereunder in respect of the Collateral or (iii) otherwise effect the purposes of this Agreement, including, without limitation: (A) marking conspicuously each chattel paper and each contract included in the Collateral and, at the request of Grantee, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to Grantee, indicating that such chattel paper, contract or Collateral is subject to the security interest created hereby, (B) if any Accounts shall be evidenced by a promissory note or other instrument or chattel paper, delivering and pledging to Grantee hereunder such note, instrument or chattel paper duly indorsed and accompanied by executed instruments of transfer or assignment, all in form and substance satisfactory to Grantee, (C) executing and filing such financing or continuation statements, or amendments thereto, as may be necessary or desirable or that Grantee may request in order to fully perfect and preserve the security interest purported to be created hereby and (D) furnishing to Grantee from time to time statements and schedules futher identifying and describing the Collateral and such other reports in connection with the Collateral as Grantee may reasonably request, all in reasonable detail.

(b)     Jurisdiction  of  Organization;  Change  of  Name.  Grantor shall notify
        -------------------------------------------------
Grantee in writing five (5) business days prior to the filing of any instrument which will have the effect of either changing the jurisdiction of organization of Grantor or the Grantor's. At the end of each calendar quarter, Grantor shall submit to Grantee a certificate certifying that Grantor's jurisdiction of organization and Grantor's name have not been changed.

(c)     Condition  of  Equipment.  Grantor  will  cause  its  Equipment  to  be
        ------------------------
maintained and preserved in the same condition, repair and working order as when acquired and in accordance with any manufacturer's manual, and will forthwith, or in the case of any loss or damage to any such Equipment as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements, and other improvements in connection therewith which are necessary or desirable or that Grantee may request to such end. Grantor will promptly furnish to Grantee a statement respecting any loss or damage in excess of $25,000 to any of its Equipment.

(d)     Taxes.  Grantor will pay promptly when due all property and other Taxes,
        -----
imposed upon, and all claims (including claims for labor, materials and supplies) against, its Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by proper proceedings which stay the imposition of any penalty, fine or lien resulting from the non-payment thereof and with respect to which adequate reserves have been set aside for the payment thereof.


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
(e)     Insurance. (i) Grantor will, at its own expense, maintain insurance with
        ---------
respect to its Equipment and Inventory in such amounts, against such risks, in such form and with such insurers, as shall be satisfactory to Grantee from time to time. Each policy for liability insurance shall provide for all losses to be paid on behalf of Grantee and Grantor as their respective interests may appear, and each policy for property damage insurance shall provide for all losses (except for losses of less than $25,000 per occurrence) to be paid directly to Grantee. Each such policy shall in addition (A) name Grantor and Grantee as insured parties thereunder (without any representation or warranty by or obligation upon Grantee) as their interests may appear, (B) contain the agreement by the insurer that any loss thereunder shall be pay-able to Grantee notwithstanding any action, inaction or breach of representation or warranty by Grantor, (C) provide that there shall be no recourse against Grantee for payment of premiums or other amounts with respect thereto, and (D) provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to Grantee by the insurer. Grantor will, if so requested by Grantee, deliver to Grantee original or duplicate policies of such insurance and, as often as Grantee may reasonably request, a report of a reputable insurance broker with respect to such insurance. Grantor will also, at the request of Grantee, duly exercise and deliver instruments of assignment of such insurance policies and cause the respective insurers to acknowledge notice of such assignment.

     (ii) Reimbursement under any liability insurance maintained by Grantor pursuant to this Section 5(e) may be paid directly to the person who shall have incurred liability covered by such insurance. In the case of any loss involving damage to Equipment or Inventory as to which paragraph (iii) of this Section 5(e) is not applicable, Grantor will make or cause to be made the necessary repairs to or replacements of such Equipment or Inventory, and any proceeds of insurance maintained by Grantor pursuant to this Section 5(e) shall be paid to Grantor as reimbursement for the costs of such repairs or replacements.

     (iii) Upon the occurrence and during the continuance of an Event of Default (as hereinafter defined) or the actual or constructive total loss (in excess of $25,000 per occurrence) of any Equipment or Inventory, all insurance payments in respect of such Equipment or Inventory shall be paid to Grantee and applied as specified in Section 8(b) hereof.

(f)     Provisions  Concerning  the  Accounts  and  General  Intangibles.
        ----------------------------------------------------------------

     (i) Grantor will keep adequate records concerning all Accounts and General Intangibles and permit representatives of Grantee at any reasonable time and from time to time to inspect and make abstracts from such records.

     (ii) Grantor will duly perform and observe all of its obligations under each contract included in the Collateral and, except as other-wise provided in this Subsection (f), continue to collect, at its own expense, all amounts due or to become due under the Accounts. In connection with such collections, Grantor may (and, at Grantee's direction, will) take such action as Grantor or Grantee may deem necessary or advisable to enforce collection or performance of the Accounts; provided, however, that Grantee shall have the right at any time, upon
          --------  -------
the  occurrence  and  during  the  continuance  of an Event of Default, and upon written  notice  to  Grantor  of  its  intention to do so, to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to Grantee and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Grantee and, upon such notification and at the expense of Grantor and to the extent permitted by law, to enforce collection of any such Accounts and to adjust, settle or compromise the amount or payment there-of, in the same manner and to the same extent as Grantor might have done. After receipt by Grantor of the notice from Grantee referred to in the proviso to the immediately preceding sentence, (A)
                             -------
all amounts and proceeds (including instruments) received by Grantor in respect of the Accounts shall be received in trust for the benefit of Grantee hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over to Grantee in the same form as so received (with any necessary indorsement) to be held as cash collateral and either (1) released to Grantor so long as no Event of Default shall have occurred and be continuing or (2) if any Event of Default shall have occurred and be continuing, applied as specified in Section 8(b) hereof, and (B) Grantor will not adjust, settle or compromise the amount or payment of any Accounts or release wholly or partly any account debtor or obligor thereof or allow any credit or discount thereon.

     (iii) Upon the occurrence and during the continuance of any breach of or default under any Related Contract referred to in Schedule II hereto by any
                                                       -----------
party thereto other than Grantor, (A) Grantor will, promptly after obtaining knowledge thereof, give Grantee written notice of the nature and duration thereof, specifying what action, if any, it has taken and proposes to take with respect thereto, (B) Grantor will not, without the prior written consent of Grantee, declare or waive any such breach or default or affirmatively consent to the cure thereof or exercise any of its remedies in respect thereof, and (C) Grantor will, upon written instructions from Grantee and at Grantor's expense, take such action as Grantee may deem necessary or advisable in respect thereof.

     (iv) Grantor will, at its expense, promptly deliver to Grantee a copy of each notice or other communication received by it by which any other party to any Related Contract referred to in Schedule II hereto purports to exercise any
                                     -----------
of its rights or affect any of its obligations thereunder, together with a copy of any reply by Grantor thereto.

     (v) Grantor will not, without the prior written consent of Grantee, cancel, terminate, amend, modify, or waive any provision of, any Related
Contract  referred  to  in  Schedule  II  hereto.
                            ------------

(g)     Transfers  and  Other  Liens.  Grantor  will  not  (i)  sell, assign (by
        ----------------------------
operation of law or otherwise), exchange or otherwise dispose of any of the Collateral or (ii) create or suffer to exist any liens or encumbrances, upon or with respect to any of the Collateral except for (A) the security interest created hereby and (B) the security interests and other encumbrances described in Schedule III hereto.
    -------------

(h)     Provisions  Concerning  the  Marks.
        ----------------------------------

     (i) Grantor hereby agrees not to divest itself of any right in or affecting a Mark, whether or not such right is presently held by Grantor.

     (ii) Promptly upon learning thereof, Grantor shall notify Grantee in writing of all pertinent details available to it, with respect to any infringement or other violation of Grantor's right in any Mark, whether or not such right is presently held by Grantor. As to each such instance, absent Grantee's authorization to proceed otherwise, and to the extent permitted by law, Grantor shall diligently pursue a remedy. Promptly upon learning thereof, Grantor shall notify Grantee in writing of all pertinent details available to it regarding any claim that Grantor's use of any Mark violates the property right of another.

     (iii) As to all Marks as to which Grantor has or shall have title, and at its own expense, Grantor shall comply with all requirements for maintaining registration, including but not limited to the filing of affidavits of use and applications for renewal of registration and shall pay all fees and disbursements in connection therewith. Grantor shall not abandon any such filing of an affidavit of use or any such application of renewal, prior to exhaustion of all administrative and judicial remedies.

     (iv) Grantor agrees to use its Marks in interstate commerce during the time in which this Agreement is in effect sufficiently to preserve such Marks as trademarks or service marks under the laws of the United States.

     (v) If Grantor hereafter becomes the owner of any Mark, then within 30 days of becoming the owner of such Mark, or as soon thereafter as reasonable, Grantor shall deliver to Grantee, a certificate or registration or copy of the application, and a grant of security in such Mark in favor of Grantee, confirming the grant thereof hereunder. If Grantor hereafter secures a license under any Mark, then within 30 days of execution of the license agreement, Grantor shall deliver to Grantee a copy of the certificate of registration or of the application, and a grant of security in Grantor's rights under such agreement, confirming the grant thereof hereunder. The form of any confirmatory grants shall be substantially the same as the form hereof.

     (vi) If an Event of Default shall occur and be continuing, Grantee may by written notice to Grantor take any or all of the following actions: (A) declare Grantor's entire right, title and interest in any Marks under which Grantor has an interest to be vested in Grantee, in which event such right, title and interest shall immediately vest in Grantee and Grantor shall execute an assignment, in form and substance satisfactory to Grantee, of all its rights, under such Marks to Grantee, (B) take and use or sell Grantor's rights in said Marks, along with the goodwill and other assets secured under this Agreement, and all other elements of Grantor's ongoing business symbolized by the Marks and secured under this Agreement, and the right to carry on the business of Grantor in connection with which these Marks have been used, and (C) direct Grantor to refrain from using the Marks in any manner, directly of indirectly, and if requested by Grantee, Grantor shall change its corporate name to eliminate therefrom any use of any Mark, and execute any other and further documents which Grantee may request further to confirm the foregoing and to transfer to Grantee ownership of Grantor's rights to such Marks.

(i)     Provisions Concerning Copyrights.
        --------------------------------

     (i) Grantor shall not divest itself of any rights under any Copyrights, whether or not Grantor currently holds such rights.

     (ii) Promptly upon learning thereof, Grantor shall notify Grantee in writing of all pertinent details available to it, with respect to any infringement or other violation of any Grantor's right under any Copyrights, whether or not such right is presently held by Grantor. As to each such instance, absent Grantee's authorization to proceed otherwise, and to the extent permitted by law, Grantor shall diligently pursue a remedy. Promptly upon learning thereof, Grantor shall notify Grantee in writing of all pertinent details available to them regarding any claim that any activities of Grantor infringes or otherwise violates the right of any third party with respect to any Copyright.

     (iii) If Grantor hereafter acquires rights in any Copyright, then within 30 days of becoming the owner of such rights, or as soon thereafter as reasonable, Grantor shall deliver to Grantee a copy of such Copyright and a grant of security in such Grantor's rights under such Copyright, confirming the grant thereof hereunder. The form of any confirmatory grants shall be substantially the same as the form hereof.

     (iv) If an Event of Default shall occur and be continuing, Grantee may by written notice to Grantor take any or all of the following actions: (A) declare Grantor's entire right, title and interest in each of the Copyrights to be vested in Grantee, in which event such right, title and interest shall immediately vest in Grantee and Grantor shall execute an assignment, in form and substance satisfactory to Grantee, of all its rights, under such Copyrights to Grantee, (B) take and practice or sell the Copyrights, and (C) direct Grantor to refrain from using or practicing under the Copyrights in any manner, directly of indirectly, and if requested by Grantee, execute any other and further documents which Grantee may request further to confirm the foregoing and to transfer to Grantee ownership of Grantor's rights to such Copyrights.

(j)     Provisions Concerning Software.
        ------------------------------

     (i) Grantor shall not divest itself of any rights under any Software, whether or not Grantor currently holds such rights.

     (ii) Promptly upon learning thereof, Grantor shall notify Grantee in writing of all pertinent details available to it, with respect to any infringement or other violation of any Grantor's right under any Software, whether or not such right is presently held by Grantor. As to each such instance, absent Grantee's authorization to proceed otherwise, and to the extent permitted by law, Grantor shall diligently pursue a remedy. Promptly upon learning thereof, Grantor shall notify Grantee in writing of all pertinent details available to them regarding any claim that any activities of Grantor infringes or otherwise violates the right of any third party with respect to any Software.

     (iii) If Grantor hereafter acquires rights in any Software, then within 30 days of becoming the owner of such rights, or as soon thereafter as reasonable, Grantor shall deliver to Grantee a copy of such Software and a grant of security in such Grantor's rights under such Software, confirming the grant thereof hereunder. The form of any confirmatory grants shall be substantially the same as the form hereof.

     (iv) If an Event of Default shall occur and be continuing, Grantee may by written notice to Grantor take any or all of the following actions: (A) declare Grantor's entire right, title and interest in each of the Software to be vested in Grantee, in which event such right, title and interest shall immediately vest in Grantee and Grantor shall execute an assignment, in form and substance satisfactory to Grantee, of all its rights, under such Software to Grantee, (B) take and practice or sell the Software, and (C) direct Grantor to refrain from using or practicing under the Software in any manner, directly of indirectly, and if requested by Grantee, execute any other and further documents which Grantee may request further to confirm the foregoing and to transfer to Grantee ownership of Grantor's rights to such Software.

SECTION 6.     Additional Provisions Concerning the Collateral.
               -----------------------------------------------

(a) Grantor hereby authorizes Grantee to file, without the signature of Grantor where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral.

(b) Grantor hereby irrevocably appoints Grantee as Grantor's attorney-in-fact and proxy, with full authority in the place and stead of Grantor and in the name of Grantor or otherwise, from time to time in Grantee's discretion, to take any action and to execute any instrument which Grantee may deem necessary or advisable to accomplish the purposes of this Agreement (subject to the rights of Grantor under Section 5(f) hereof), including, without limitation: (i) to obtain and adjust insurance required to be paid to Grantee pursuant to Section 5(e) here-of, (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any Collateral, (iii) to receive, indorse, and collect any drafts or other instruments, documents and chattel paper in connection with clause (i) or
(ii) above, and (iv) to file any claims or take any action or institute any proceedings which Grantee may deem necessary or desirable for the collection of any Col-lateral or otherwise to enforce the rights of Grantee with respect to any Collateral.

(c) If Grantor fails to perform any agreement contained herein, Grantee may itself perform, or cause performance of, such agreement or obligation, and the expenses of Grantee incurred in connection therewith shall be pay-able by Grantor pursuant to Section 8 hereof.

(d) The powers conferred on Grantee hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Other than the exercise of reasonable care to provide for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Grantee shall have no duty as to any Collateral. Grantee shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Grantee accords its own property, it being understood that Grantee shall not have responsibility for the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(e) Anything herein to the contrary notwithstanding, (i) Grantor shall remain liable under the Related Contracts to the extent set forth therein to perform all of its obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by Grantee of any of its rights hereunder shall not release Grantor from any of its obligations under the Related Contracts, and (iii) Grantee shall not have any obligation or liability by reason of this Agreement under the Related Contracts nor shall Grantee be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION  7.  Events of Default.  Each of the following shall constitute an event
             -----------------
of  default  (an  "Event  of  Default")  under  this  Agreement:
                   ------------------

(a) default in the observance or performance of any of the terms, covenants or conditions contained in this Agreement;

(b) should any representation, warranty or statement made in this Agreement prove to be untrue, incorrect or misleading in any material respect;

(c) If Grantor (i) shall commence any case, proceeding or other action under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate Grantor a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to Grantor or any of its debts, or seeking appointment of a receiver, trustee, custodian or other similar official for Grantor or for all or any substantial part of its assets, or Grantor shall make a general assignment for the benefit of its creditors, or there shall be commenced against Grantor any case, proceeding or other action of a nature referred to in this Section (c), (ii) there shall be commenced against Grantor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of the assets of Grantor which results in the entry of an order for any such relief, or Grantor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in this Section (c) or Grantor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due, (iii) entry of a judgment in excess of $25,000 against Grantor, (iv) failure to pay or remit any tax when assessed or due unless contested in good faith; (v) dissolution of Grantor, (vi) making a bulk transfer or sending notice of intent to do so, (vii) suspension or liquidation of the usual business, or (viii) the occurrence of a default or Event of Default (as such term is defined in the applicable document) under any Loan Document or any other guarantee or security agreement guaranteeing or securing any Grantor, or under any agreement, contract or instrument with any lender;

(c) if there is an attachment or sequestration of any part of the Collateral and the same is not discharged or bonded within ten (10) days;

(d) the occurrence of a default under any of the other Loan Documents and the continuance thereof beyond any applicable grace period stated therein, if any;

(e)     if Grantor shall cease business operations;

(f) if Grantor shall merge or consolidate with any entity or sell, transfer or otherwise dispose of any of its assets other than in the ordinary course of business;

(g) if any provision of this Agreement or any other Loan Document to which Grantor is a party shall at any time after their respective execution and delivery and for any reason (except by their respective terms) cease to be in full force and effect or the validity or enforceability thereof shall be contested by Grantor, or Grantor shall deny that it has any further liability or obligation under this Agreement or such other Loan Document, as the case may be, except in accordance with their respective terms thereof; or

(h)     the occurrence of a default under any of the loan documents described on
Schedule  III hereto executed by Grantor and USTrust and the continuance thereof
-------------
beyond  any  applicable  grace  period  stated  therein,  if  any.

     Grantor shall give prompt notice to Grantee of any default or Event of Default hereunder.

SECTION  8.  Remedies  Upon Default.  If an Event of Default shall have occurred
             ----------------------
and  be  continuing:

(a) Grantee may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all of the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Grantee forthwith, assemble all or part of the Collateral as directed by Grantee and make it available to Grantee at a place to be designated by Grantee and (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Grantee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as Grantee may deem commercially reasonable. Grantor agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Grantee shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Grantee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b) Any cash held by Grantee as Collateral and all cash proceeds received by Grantee in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of Grantee, be held by Grantee as collateral for, and/or then or at any time there-after applied (after payment of any amounts payable to Grantee pursuant to Section 9 hereof) in whole or in part by Grantee against, all or any part of the Obligations in such order as Grantee shall elect. Any surplus of such cash or cash proceeds held by Grantee and remaining after payment in full of all of the Obligations shall be paid over to Grantor or to such person as may be lawfully entitled to receive such surplus.

(c) The purchase money, proceeds or avails of any sale referred to or made under or by virtue of this Section 8, together with any other sums which then may be held by Grantee, whether under the provisions of this Section 8 or otherwise, shall, except as herein expressly provided to the contrary, be applied as follows:

          First:  To  the  payment of the costs and expenses of any such sale in
          -----
          such order as Grantee shall determine in its sole discretion, including, without limitation, (i) any and all recording taxes or fees, municipal and state transfer taxes payable, (ii) the costs and expenses of entering upon, taking possession of, removing others from, holding, operating and managing the Collateral any part thereof, as the case may be, including, without limitation, compensation to Grantee, its agents and counsel, (iii) the costs and expenses of any judicial proceedings, (iv) the costs, expenses, liabilities and advances made or incurred by Grantee under this Security Agreement, and (v) all taxes, governmental impositions and other similar charges, subject to which the Collateral shall have been sold.

          Second:  To  the  payment of the amount then due, owing or unpaid upon
          ------
          the Note, first to interest (including, without limitation, any interest compensation amounts, premium, fees and additional interest), and then to principal, with interest on the unpaid principal at the default rate from the due date of any such payment of principal until the same is paid in full.

          Third:  To the payment of any other sums secured hereunder or required
          -----
          to be paid by Grantor pursuant to any provision of any other Loan Documents.

          Fourth:  To  the  extent  not  prohibited by applicable law, to be set
          ------
          aside by Grantee as adequate security in its judgment for the payment of sums which would have been paid by application under clauses First
                                                                           -----
          through  Third  above  to  Grantee,  arising  out  of an obligation or
                   -----
          liability with respect to which Grantor has agreed to indemnify Grantee, but which sums are not yet due and payable or liquidated.

          Fifth:  To  the  payment  of the surplus, if any, to whomsoever may be
          -----
          lawfully  entitled  to  receive  the  same.

SECTION 9.  Indemnity and Expenses.
            ----------------------

(a) Grantor agrees to indemnify Grantee from and against any and all claims, losses, obligations, liabilities and costs (including, without limitation, reasonable attorneys' fees and expenses) suffered or incurred by Grantee arising out of or resulting from this Agreement.

(b) Grantor will upon demand pay to Grantee the amount of any and all costs and expenses, including the fees and disbursements of Grantee's counsel and of any experts and Grantee's representatives, which Grantee may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any Collateral, (iii) the exercise or enforcement of any of the rights of Grantee hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

SECTION  10.  Notices,  Etc.  All  notices,  requests,  consents  or  other
              --------------
communications provided for in or to be given under this Agreement shall be in writing, may be delivered in person, by facsimile transmission (fax), by overnight air courier or by certified or registered mail, and shall be deemed to have been duly given and to have become effective (a) upon receipt if delivered in person or by fax (and followed by the same or next business day of mailing of such faxed notice by one of the other methods of delivery permitted hereunder),
(b) one day after having been delivered to an overnight air courier, or (c) three days after having been deposited in the mails as certified or registered mail, all fees prepaid, directed to the parties at the following addresses (or at such other address as shall be given in writing by a party hereto):

               If  intended  for  Grantee:

               Cardiotech  International,  Inc.
               78-E  Olympia  Avenue
               Woburn,  MA  01801
               Attention:   Michael Szycher
               Tel: (781) 933-4772
               Fax: (781) 937-4218

               With a copy to:

               Ellenoff Grossman Schole & Cyruli, LLP
               370 Lexington Avenue, Suite 1900
               New York, New York 10017
               Attention:  Barry Grossman, Esq.
               Tel:  (212) 370-1300
               Fax:  (212) 370-7889

               If intended for Grantor:

               Implant Sciences Corporation
               107 Audubon Road
               Wakefield, Massachusetts 01880-1246
               Tel:  (781) 246-0700
               Fax: (781) 246-3561

               With a copy to:

               Law Office of Bruce A. Bierhans LLC
               294 Pleasant Street
               Stoughton, Mass. 02072
               Attention:  Bruce A. Bierhans, Esq.
               Tel:  (781) 297-0005
               Fax:  (781) 297-7427

SECTION 11.  Consent to Jurisdiction; Service of Process; Waiver of Right of
             ---------------------------------------------------------------
Jury Trial.
----------

(a) Grantor hereby irrevocably submits to the jurisdiction of any state or federal court located in the Commonwealth of Massachusetts located in or closest in geographic proximity to Middlesex County, Massachusetts, in any action, suit or proceeding brought against Grantor under or in connection with this Agreement or any of the other Loan Documents, and hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of forum non convenience.

(b) Grantor and Grantee hereby waive the right of trial by jury in any litigation arising hereunder.

SECTION 12.  Miscellaneous.
             -------------

(a) Any term, covenant, agreement or condition of this Agreement may be amended or waived, and any departure there-from may be consented to, if, but only if, such amendment, waiver or consent is in writing and signed by Grantee and, in the case of any amendment, Grantor. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

(b) The rights and remedies of Grantee, hereunder or under any other Loan Document shall be cumulative and not exclusive of any rights or remedies which Grantee would otherwise have, and no failure or delay by Grantee in exercising any right shall operate as a waiver thereof, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right. The rights and remedies of Grantee provided herein or in any other Loan Document against any person are not conditional or contingent upon any attempt by Grantee to exercise any of its rights and remedies under any other Loan Document against such party or against any other person.

(c) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permitted by applicable law, Grantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

(d) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full or release of the Obligations, and (ii) be binding on Grantor and its successors and permitted assigns and shall inure, together with all rights and remedies of Grantee hereunder, to the benefit of Grantee and its successors, transferees and assigns. Without limiting the generality of clause (ii) of the immediately preceding sentence, Grantee may from time to time assign to one or more persons all or any part of or otherwise grant participations to one or more persons in all or any part of the Loan and the Note, and Grantee may assign or otherwise transfer any of its rights hereunder or under any other Loan Document to any other such person, and the holder of any such assignment or participation, if the assignment or participation agreement so provides, shall, with respect thereto, be entitled to all of the rights and benefits of Grantee hereunder or under the other Loan Documents. Grantee may, in connection with any such assignment or participation or proposed assignment or participation, disclose any non-public information relating to Grantor furnished by or on behalf of Grantor to Grantee. None of the rights or obligations of Grantor hereunder or any interest of Grantor herein may be assigned or otherwise transferred with-out the prior written consent of Grantee, and no such attempted assignment or transfer of any such obligation shall relieve Grantor therefrom unless Grantee shall have consented to such release in a writing specifically referring to the obligation from which Grantor is to be released.

(e) Upon the satisfaction in full of the Obligations, (i) this Agreement and the security interest created hereby shall terminate and all rights to the Collateral shall revert to Grantor, and (ii) Grantee will, upon Grantor's request and at Grantor's expense, (A) return to Grantor such of the Collateral as shall not have been sold or otherwise disposed of or applied pursuant to the terms hereof and (B) execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

(f) This Agreement and the other Loan Documents to which Grantor is a party embody the entire agreement between Grantor and Grantee relating to the subject matter thereof and supersede all prior agreements, representations and understandings, if any, relating to the subject matter thereof.

(g) Section headings herein are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(h) This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts with giving effect to the principles of conflicts of law.

     IN WITNESS WHEREOF, Grantor has caused this Agreement to be executed and delivered by its officer there-unto duly authorized in favor of Grantee, as of the date first above written.


                                   IMPLANT SCIENCES CORPORATION



                                   By:  /s/ Anthony J. Armini
                                      -----------------------
                                      Anthony J. Armini
                                      President

                                   SCHEDULE I

                                       TO

                               SECURITY AGREEMENT

                                   Trade Names
                                   -----------

                                   SCHEDULE II

                                       TO

                               SECURITY AGREEMENT

                                    Contracts
                                    ---------

                                  SCHEDULE III

                                       TO

                               SECURITY AGREEMENT

                             Permitted Encumbrances
                             ----------------------

                                  SCHEDULE III

                                       TO

                               SECURITY AGREEMENT

                             Permitted Encumbrances
                             ----------------------

                                   SCHEDULE IV

                                       TO

                               SECURITY AGREEMENT

                                   Litigation
                                   ----------